UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2025
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Abacus Global Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39403 (Commission File Number)	85-1210472 (I.R.S. Employer Identification Number)
2101 Park Center Drive, Suite 200
Orlando, Florida 32835
(800) 561-4148
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
__________________
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ABL	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	ABLLW	The NASDAQ Stock Market LLC
9.875% Fixed Rate Senior Notes due 2028	ABLLL	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 2.02. Results of Operations and Financial Condition

On May 8, 2025, Abacus Global Management, Inc. ("Abacus" or "Company") announced the results of its operations and its financial condition for the quarterly period ended March 31, 2025. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” with the U.S. Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release dated May 8, 2025 announcing financial results for the quarter ended March 31, 2025.
104	Cover Page Interactive Data File (formatted as inline XBRL).

Forward Looking Statements
This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding Abacus’ public offering. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements, are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Abacus’ most recent annual report on Form 10-K, as amended, and quarterly report on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in Abacus’ other filings with the SEC, including those contained in the final prospectus and accompanying prospectus related to the public offering filed with the SEC. Any forward-looking statements represent Abacus’ views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Abacus explicitly disclaims any obligation to update any forward-looking statements, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abacus Global Management, Inc.
(Registrant)

Date: May 8, 2025	By:	/s/ Jay Jackson
	Name:	Jay Jackson
	Title:	Chief Executive Officer